Note 24 - Comprehensive Income (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Other Comprehensive Income (Loss), Net of Tax, Total	$ (3,978)	$ (25,034)	$ 48,652
Other Comprehensive Income (Loss), Cash Flow Hedge, Gain (Loss), before Reclassification, after Tax	13,222	(7,000)	49,137
Other Comprehensive Income (Loss), Cash Flow Hedge, Gain (Loss), Reclassification, after Tax	(23,190)	(22,876)	(2,702)
Derivative Instruments, Gain (Loss) Reclassified from Accumulated OCI into Income, Effective Portion, Net, Total	(157)	425	868
Other Comprehensive Income (Loss), Derivative, Excluded Component, Increase (Decrease), Adjustments, after Tax	(6,084)	(4,354)	(1,286)
Amounts Reclassified From Net Settlements on Interest Rate Swaps Qualifying for Hedge Accounting to Depreciation	(63)	(63)	(63)
Other Comprehensive Income (Loss), Net of Tax, Portion Attributable to Noncontrolling Interest	$ 64	$ 0	$ 0